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                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                ------------------------------------------------

                                    FORM T-1
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(B)(2)__________

                        FIRST NATIONAL BANK OF COMMERCE
              (Exact name of trustee as specified in its charter)

                           N/A                          72-0269760
               ---------------------------          ------------------
             (Jurisdiction of incorporation           (I.R.S. Employer
                or organization if not a            Identification No.)
                  U.S. National Bank)

                   210 BARONNE STREET
                 NEW ORLEANS, LOUISIANA                  70112
                 ----------------------              ------------------
                (Address of principal                     (Zip Code)
                 executive offices)

                        FIRST NATIONAL BANK OF COMMERCE
                               210 Baronne Street
                         New Orleans, Louisiana  70112
                            Telephone: 504-561-1610
           (Name, address and telephone number of agent for service)

                            BAYOU STEEL CORPORATION
              (Exact name of obligor as specified in its charter)

                        LOUISIANA                        72-0244480
              ----------------------------          ------------------
                      (State or other               (I.R.S. Employer
               jurisdiction of incorporation        Identification No.)
                     or organization)

               P.O. BOX 5000, RIVER ROAD
                 LAPLACE, LOUISIANA                       70069
               ---------------------------          ------------------
                  (Address of principal                 (Zip Code)
                    executive offices)

                -----------------------------------------------

                         FIRST MORTGAGE NOTES DUE 2001
                        (Title of Indenture Securities)
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1.   General Information.  Furnish the following information as to the trustee:
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington D. C.

          Federal Deposit Insurance Corporation, Washington, D. C.

          The Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

2.   Affiliations with obligor and underwriters.  If the obligor or any
     ------------------------------------------
     underwriter for the obligor is an affiliate of the trustee, describe such affiliation.

               No such affiliation exists.

16.  List of Exhibits.  List below all exhibits filed as part of this statement
     ----------------
     of eligibility and qualification.

     *      1.  A copy of the articles of incorporation of the trustee as now in effect.

     **     2.  A copy of the certificate of authority of the trustee to commence business.

     **     3.  A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of May 20, 1933.

     *      4.  A copy of the existing bylaws of the trustee.

            5.  Not applicable.

            6. The consent of the trustee required by Section 321(b) of the Act.

            7. A copy of the latest report of condition of the trustee published pursuant to law or to requirements of its supervising or examining authority.

- ---------------
* Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the trustee's Form T-1 (File No. 22-20536).

** Incorporated by reference to Exhibit bearing the same Exhibit number submitted with the trustee's Form T-1 (File No. 2-32069).

                                      -1-
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                                   SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939 as amended to November 15, 1990, the trustee, First National Bank of Commerce, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New Orleans, and State of Louisiana on the 10th day of January, 1994.


                                    FIRST NATIONAL BANK OF COMMERCE


                                           /s/ Denis L. Milliner
                                    By:__________________________________
                                      Name: Denis L. Milliner
                                      Title: Vice President and
                                              Trust Officer

                                      -2-
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                 Consent of Trustee Required by Section 321(b)

                       of the Trust Indenture Act of 1939



        In connection with the Indenture referred to in the Form T-1 of even date herewith between Bayou Steel Corporation and First National Bank of Commerce in New Orleans, as Trustee pursuant to Section 321(b) of the Trust Indenture Act of 1939 as amended to November 15, 1990, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request thereof.

          Dated as of January 10, 1994


                                    FIRST NATIONAL BANK OF COMMERCE


                                         /s/ Denis L. Milliner
                                    By_____________________________

                                    Name: Denis L. Milliner

                                    Title: Vice President and
                                          Trust Officer